Exhibit 99.1

PRESSRELEASE www.HelixESG.com

Helix Energy Solutions Group, Inc. ·  400 N. Sam Houston Parkway E., Suite 400  ·  Houston, TX  77060-3500  · 281-618-0400  ·  fax: 281-618-0505

For Immediate Release                                                                                                                                          10-002

               Contact:                      Cameron Wallace

Date:              February 8, 2010                                                                        Title:                      Director of Marketing / IR

Helix ESG Announces Joint Venture with Clough Limited for Subsea Services in the Asia Pacific Region

Helix Energy Solutions Group (NYSE:HLX) announces the formation of a joint venture with Australian based engineering and construction company Clough Limited, to provide a range of subsea services to offshore operators in the Asia Pacific region. Services provided by the JV, Clough Helix Pty Ltd, will include subsea well intervention and well abandonment, SURF (subsea infrastructure, umbilical, riser and flowline installation), saturation and air diving and subsea inspection, repair and maintenance services.

The Clough Helix JV will integrate Helix ESG’s well intervention equipment with Clough’s new 12-man saturation diving system, to enable both to be deployed from the 118 meter long DP2 multiservice vessel Normand Clough outfitted with a 250 ton active heave compensated crane. This unique configuration makes the Normand Clough ready to carry out a broad spread of offshore tasks without spending time in port for major reconfiguration.

“Our Well Intervention operations in Australia have a successful track record of using third party vessels. The collaboration with Clough will enable the joint venture to offer a full range of subsea services to regional operators from a dedicated vessel,” said Owen Kratz, Helix ESG President and Chief Executive Officer.

“We are excited to be partnering with Helix to provide a game-changing approach to subsea services in the Asia Pacific sector” said Clough’s Chief Executive Officer, John Smith. “By providing rigless well intervention and subsea services in a single mobilization, Clough Helix will provide significant cost and schedule savings to offshore operators in the region.”

Helix Energy Solutions, headquartered in Houston, Texas, is an international offshore energy company that provides development solutions and other key life of field services to the open energy market as well as to our own oil and gas business unit.  That business unit is a prospect generation, exploration, development and production company.  Employing our own key services and methodologies, we seek to lower finding and development costs, relative to industry norms.

This press release contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements.  All statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statement concerning developments, performance or industry rankings; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the company's Annual Report on Form 10-K for the year ending December 31, 2008 and any subsequent Quarterly Report on Form 10-Q.  We assume no obligation and do not intend to update these forward-looking statements.